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                                                                      Exhibit 99


               Certification Pursuant to 18. U.S.C. Section 1350,
      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Quarterly Report of OurPets' Company (the "Company") on Form 10-Q for the quarter ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, being the Chief Executive Officer and Chief Financial Officer, respectively, of the Company, certify, pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of (S) 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Steven Tsengas                             /s/ John G. Murchie
------------------                             -------------------
BY STEVEN TSENGAS                              BY JOHN G. MURCHIE
Chairman of the Board and                      Chief Financial Officer
Chief Executive Officer

Dated: August 12, 2002                         Dated: August 12, 2002


This certification is made solely for the purpose of 18 U.S.C. (S) 1350, subject to the knowledge standard contained in that statute, and not for any other purpose.